                                                                  EXHIBIT (n)(2)


                           FORM OF AMENDED SCHEDULE A

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                                       FOR

                                ING EQUITY TRUST


                                                                     CLASSES OF SHARES
                                                  ----------------------------------------------------------
                                                     A          B         C         I         Q         T
------------------------------------------------------------------------------------------------------------
ING Biotechnology Fund                               X          X         X        N/A        X        N/A
ING Convertible Fund                                 X          X         X        N/A        X        N/A
ING Equity and Income Fund                           X          X         X        N/A        X         X
ING Financial Services Fund                          X          X        N/A       N/A       N/A       N/A
ING Growth Opportunities Fund                        X          X         X         X         X         X
ING Large Company Value Fund                         X          X         X        N/A        X        N/A
ING LargeCap Growth Fund                             X          X         X         X         X        N/A
ING MidCap Value Fund                                X          X         X        N/A        X        N/A
ING MidCap Opportunities Fund                        X          X         X         X         X        N/A
ING Principal Protection Fund                        X          X         X        N/A        X        N/A
ING Principal Protection Fund II                     X          X         X        N/A        X        N/A
ING Principal Protection Fund III                    X          X         X        N/A        X        N/A
ING Principal Protection Fund IV                     X          X         X        N/A        X        N/A
ING Principal Protection Fund V                      X          X         X        N/A        X        N/A
ING Principal Protection Fund VI                     X          X         X        N/A        X        N/A
ING Real Estate Fund                                 X          X         X         X         X        N/A
ING Research Enhanced Index Fund                     X          X         X         X         X        N/A
ING SmallCap Opportunities Fund                      X          X         X         X         X         X
ING SmallCap Value Fund                              X          X         X         X         X         X
ING Tax Efficient Equity Fund                        X          X         X        N/A       N/A       N/A